Exhibit 99.2
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                   STATEMENT UNDER OATH OF PRINCIPAL FINANCIAL
                    OFFICER REGARDING FACTS AND CIRCUMSTANCES
                        RELATING TO EXCHANGE ACT FILINGS



I, John S. Adams, State and attest that:

     (1) To the best of my knowledge, based upon a review of the covered reports of Old Republic International Corporation (the "Company"), and, except as corrected or supplemented in a subsequent covered report:

     . no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

     . no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

     (2) I have reviewed the contents of this statement with the Company's Audit Committee.

     (3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

     . the Annual Report of the Company on Form 10-K for the fiscal year ended December 31, 2001 filed with the Commission;

     . all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of the Company filed with the Commission subsequent to the filing of the Form 10-K identified above; and

     .    any amendments to any of the foregoing.




/s/  John S. Adams                      Subscribed and sworn to before me
-----------------------------           this 9th day of August, 2002.
John S. Adams
Senior Vice President and
Chief Financial Officer
August 9, 2002                          /s/ Catherine M. Giblin
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                                        Notary Public
                                        My Commission Expires: December 24, 2003